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                                                                    Exhibit 10.3


                      AGREEMENT IN REGARD TO PREMIUM SHARES

         This Agreement in Regard to Premium Shares (this "Agreement"), dated as of May __, 1997, is entered into by and among Cephalon, Inc. ("Issuer"), Swiss Bank Corporation, London Branch ("Seller") and SBC Warburg Inc., a registered U.S. broker-dealer ("Selling Agent"; Seller and Selling Agent are sometimes referred to collectively herein as the "Sellers").

         WHEREAS, Issuer intends to purchase from Seller (although being under no obligation to do so), and Seller intends to sell to Issuer upon Issuer's request (although being under no obligation to do so) up to five capped call options (the "Call Options") on up to 2,500,000 shares, in the aggregate, of Issuer's common stock ("Issuer Common Stock") on terms and at times to be arranged (any such transaction being hereinafter referred to as a "Call Option Transaction");

         WHEREAS, Issuer and Seller intend to enter into an ISDA Master Agreement to which any Call Option Transactions will be subject (the "Master Agreement") and to document the particular terms of each Call Option Transaction by means of a confirmation (each a "Confirmation");

         WHEREAS, Issuer wishes to pay to Seller the premiums for the Call Options in the form of up to 500,000 shares of Issuer Common Stock (the "Premium Shares"), and Seller is willing to accept payment in such form, but only if under applicable law Seller is able to offer and sell the Premium Shares to the public in the United States in market transactions on a continuous or delayed basis, using Selling Agent as its selling agent (all such offers and sales collectively, the "Offering") and certain other conditions are met; and

         WHEREAS, to enable Seller to conduct the Offering in compliance with applicable law, Issuer is willing to register the Premium Shares under the Securities Act of 1933, as amended (such act together with the rules and regulations thereunder collectively, the "Act") as a shelf registration pursuant to Rule 415 thereunder, and to maintain such registration in effect during the Prospectus Delivery Period (as defined below);

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:

1. REGISTRATION STATEMENT AND PROSPECTUS.

         Issuer has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Act, a registration statement on Form S-3 (No. 333-24793) under the Act, including a prospectus subject to completion relating to the Premium Shares, in respect of the Offering. The term "Registration Statement" as used in this Agreement means such registration statement (including all financial schedules and exhibits), as amended or supplemented. The term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement at the time it became effective, or, if a prospectus is filed with the Commission pursuant to Rule 424(b) under the Act, the term "Prospectus" as used in this Agreement means the prospectus in the form included in the Registration Statement at the time it became effective, as supplemented by the prospectus filed with the Commission pursuant to Rule 424(b), in either case together with any post-effective amendments thereto and Prospectus Supplements prepared and filed with the Commission from time to time. Any reference in this Agreement to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of the Registration Statement or the Prospectus, as the case may be, and any reference to any amendment or supplement to the Registration Statement or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") which, upon filing, are incorporated by reference therein, as required by paragraph (b) of Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the Registration Statement, the Prospectus, or any amendment or supplement thereto.

2. ENTRY INTO AND CONSUMMATION OF CALL OPTION TRANSACTIONS.

         If the parties enter into any Call Option Transaction, the relevant Call Option will be effective on the trade date as set forth in the relevant Confirmation or on such later date as may be specified in the Confirmation (the "Effective Date"), subject to Issuer's tender of delivery of the required number of Premium Shares on the premium payment date as set forth in the relevant Confirmation (the "Premium Payment Date") and satisfaction of, or waiver by Seller of, the conditions set forth in Section 7 hereof. If all such conditions are satisfied on the Premium Payment Date, Seller shall accept Issuer's tender of delivery. The Call Option Transaction shall be consummated when and only when Seller accepts Issuer's tender of delivery and Issuer has delivered the Premium Shares to Seller in accordance with Seller's instructions.

3. AGREEMENTS OF ISSUER.

         Issuer agrees with Seller as follows:

         (a) Issuer shall advise Seller promptly and, if requested by Seller, shall confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Premium Shares for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) during the Prospectus Delivery Period (as defined in subsection (d) below), of any change in Issuer's condition (financial or other), business, prospects, properties, net worth or results of operations, or of the happening of any event, which makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time during the Prospectus Delivery Period the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, Issuer shall make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.

         (b) Issuer shall furnish to Seller without charge (i) four signed copies of the Registration Statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto, (ii) such number of conformed copies of the Registration Statement as originally filed and of each amendment thereto,


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but without exhibits, as Seller may request, (iii) such number of copies of the
Incorporated Documents, without exhibits, as Seller may request, and (iv) one copy of the exhibits to the Incorporated Documents.

         (c) Issuer shall not file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus of which Seller shall not previously have been advised or to which, after Seller shall have received a copy of the document proposed to be filed, Seller shall reasonably object. Until the end of the Prospectus Delivery Period (as defined in subsection (d) below), Issuer shall provide a copy to Seller, upon or substantially contemporaneously with its filing, of any document which upon filing becomes an Incorporated Document.

         (d) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time for such period as in the opinion of counsel to Seller a prospectus is required by the Act to be delivered in connection with sales of Premium Shares by Sellers (the "Prospectus Delivery Period"), Issuer shall expeditiously deliver to Sellers, without charge until one year after the expiration by its terms of the last Call Option to expire, as many copies of the Prospectus (and of any amendment or supplement thereto) as Sellers may request. Issuer consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Premium Shares are offered by Sellers and by all dealers to whom Premium Shares may be sold. If during the Prospectus Delivery Period any event shall occur that in the judgment of Issuer or in the opinion of counsel to Seller is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus, or to file under the Exchange Act any document which, upon filing, becomes an Incorporated Document, in order to comply with the Act or any other law, Issuer shall forthwith notify Sellers and prepare and, subject to the provisions of subsection (c) above, file an appropriate supplement or amendment to the Prospectus, or file such document, with the Commission and shall expeditiously furnish to Sellers such reasonable number of copies thereof as Sellers may request. (The period of time from the receipt of such notice by Sellers until receipt by Sellers of such supplement or amendment, or until the filing of such document with the Commission, as the case may be, is hereinafter referred to as a "Selling Pause.")

         (e) Issuer shall cooperate with Seller and its counsel in connection with the registration or qualification of the Premium Shares for offering and sale by Sellers under the securities or Blue Sky laws of such jurisdictions as Seller may designate and shall file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall Issuer be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Premium Shares, in any jurisdiction where it is not now so subject.

         (f) Issuer shall make generally available to its security holders a consolidated earnings statement, which need not be audited, covering a twelve-month period commencing after the effective date of the Registration Statement and ending not later than 15 months thereafter, as soon as practicable after the end of such period, which consolidated earnings statement shall satisfy the provisions of Section ll (a) of the Act.

         (g) During the period of four years hereafter, Issuer shall furnish to Seller, as soon as available, a copy of each report of Issuer mailed to stockholders or filed with the Commission.


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         (h) [Intentionally deleted.]

         (i) Except as stated in this Agreement and the Prospectus, Issuer shall not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Issuer Common Stock to facilitate the sale or resale of the Premium Shares.

         (j) Issuer shall use its best efforts to have the Premium Shares made eligible for quotation on the Nasdaq National Market on or before the first Effective Date.

         (k) For so long as this Agreement shall be in effect, Issuer shall timely file all reports that it is required to file pursuant to the Exchange Act.

4. AGREEMENTS OF SELLER AND SELLING AGENT.

         Seller and Selling Agent agree with Issuer as follows:

         (a) Seller and Selling Agent each agrees that it will not effect any disposition of the Premium Shares that would constitute a sale within the meaning of the Act except in compliance with applicable securities laws, and that it will promptly notify Issuer of any material changes in the information set forth in the Registration Statement regarding Seller or Selling Agent or the plan of distribution.

         (b) Seller and Selling Agent each acknowledges that there may occasionally be Selling Pauses. Seller and Selling Agent each hereby covenants that it will not sell any Premium Shares pursuant to the Prospectus during a Selling Pause.

         (c) Seller and Selling Agent each agrees not to make any sale or other transfer of the Premium Shares pursuant to the Registration Statement without effectively causing the prospectus delivery requirements under the Act to be satisfied.

         (d) Seller shall advise Issuer at such time as a prospectus is no longer required by the Act to be delivered in connection with sales of Premium Shares by Sellers.

5.  REPRESENTATIONS AND WARRANTIES OF ISSUER.

         Issuer represents and warrants to Sellers on and as of (i) the date hereof, (ii) each Effective Date, (iii) each Premium Payment Date and (iv) in respect of subsections (a), (b) and (c) below, the date of each offer and sale of Premium Shares hereunder (other than any offers and sales that might be made during a Selling Pause) that:

         (a) The Registration Statement has (i) been prepared by Issuer in conformity with the requirements of the Act, (ii) been filed with the Commission under the Act and (iii) become effective under the Act. Copies of such Registration Statement have been delivered by Issuer to Seller. The Commission has not issued any order preventing or suspending the use of any Prospectus.


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         (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Act and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to Issuer by or on behalf of either of Sellers specifically for inclusion therein.

         (c) The Incorporated Documents, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from any document incorporated by reference in the Prospectus in reliance upon and in conformity with written information furnished by or on behalf of either Seller to Issuer specifically for inclusion therein; and provided further that, for purposes of this subsection (c), any statement contained in any such document shall be deemed to be modified or superseded to the extent that a statement in any Incorporated Document prepared or filed with the Commission on a later date modifies or replaces such statement, whether or not such later prepared and filed document so states.

         (d) Issuer and each of its Subsidiaries (such term having the meaning set forth in Rule 405 under the Act) have been duly incorporated or organized and are validly existing as corporations or partnerships in good standing (or the legal equivalent) under the laws of their respective jurisdictions of incorporation or organization, are duly qualified to do business and are in good standing as foreign corporations or partnerships in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or in the earnings or business affairs of Issuer and its Subsidiaries considered as one enterprise (a "Material Adverse Effect"); Issuer and each of its Subsidiaries have full corporate power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged.

         (e) Issuer has an authorized capitalization as set forth in the Prospectus, and all outstanding shares of Issuer Common Stock have been duly authorized and validly issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock or partnership interests of each Subsidiary of Issuer have been duly authorized and validly issued, are fully paid and non-assessable and (except for directors' qualifying shares or as disclosed in the Prospectus) are owned directly or indirectly by Issuer, free and clear of all liens, encumbrances, equities or claims, except as disclosed in the Prospectus.


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         (f) The Premium Shares have been duly authorized and, when issued and delivered against payment therefor as provided herein will be validly issued, fully paid and non-assessable and will conform to the description thereof contained in the Prospectus.

         (g) The execution, delivery and performance of this Agreement by Issuer and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which Issuer or any of its Subsidiaries is a party or by which Issuer or any of its Subsidiaries is bound or to which any of the property or assets of Issuer or any of its Subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws or other organizational documents of Issuer or any of its Subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Issuer or any of its Subsidiaries or any of their properties or assets; and except for the registration of the Premium Shares under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Premium Shares by Seller, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body (except such as have been obtained) is required for the execution, delivery and performance of this Agreement by Issuer and the consummation by Issuer of the transactions contemplated hereby.

         (h) There are no contracts, agreements or understandings between Issuer and any person granting such person the right to require Issuer to file a registration statement under the Act with respect to any securities of Issuer owned or to be owned by such person or to require Issuer to include such securities in the securities registered pursuant to the Registration Statement.

         (i) Except as referred to in the Prospectus, Issuer has not sold or issued any shares of Issuer Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Act, other than shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

         (j) Neither Issuer nor any of its Subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except for such losses or interferences that have not had, whether individually or in the aggregate, a Material Adverse Effect; and, since such date, there has not been any Material Adverse Effect in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of Issuer and its Subsidiaries, otherwise than as set forth or contemplated in the Prospectus; and, during the period from such date to the date of this Agreement, there has not been any change in the capital stock or long-term debt of Issuer or any of its Subsidiaries that is material to the Issuer and its Subsidiaries taken as a whole.

         (k) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statement or included or incorporated by reference in the Prospectus present fairly, in all material respects, the financial position of the entities purported to be shown thereby, at the dates and for the periods indicated, in conformity with generally accepted accounting principles.


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         (l) Arthur Andersen, LLP, who have certified certain financial statements of Issuer, whose report appears in the Prospectus or is incorporated by reference therein and who have delivered the initial letter referred to in
Section 7(d) hereof, are independent public accountants as required by the Act.

         (m) Except as set forth in the Registration Statement, Issuer and each of its Subsidiaries have good and marketable title to all real property owned by them and reflected in the Issuer's consolidated financial statements, and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects, except for such liens, encumbrances and defects that, individually or in the aggregate, would not have a Material Adverse Effect and do not materially interfere with the use made thereof by Issuer and its Subsidiaries; and all real property and buildings held under lease by Issuer and its Subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material to the Issuer and its Subsidiaries taken as a whole and do not interfere with the use made thereof by Issuer and its Subsidiaries.

         (n) Issuer and its Subsidiaries maintain insurance in such amounts and covering such risks as Issuer believes is commercially reasonable.

         (o) Except as described or referred to in the Prospectus, there are no legal or governmental proceedings pending to which Issuer or any of its Subsidiaries is a party or of which any property or assets of Issuer or any of its Subsidiaries is the subject wherein an unfavorable decision, ruling or finding is reasonably likely and would be reasonably expected to have a Material Adverse Effect; and to the best of Issuer's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         (p) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Act which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Act.

         (q) No relationship, direct or indirect, exists between or among Issuer on the one hand, and the directors, officers, stockholders, customers or suppliers of Issuer on the other hand, which is required to be described in the Prospectus which is not so described in the Prospectus.

         (r) No labor disturbance by the employees of Issuer or any of its Subsidiaries exists or, to the knowledge of Issuer, is imminent which is reasonably expected to have a Material Adverse Effect and Issuer is not aware of any existing or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which is reasonably expected to have a Material Adverse Effect.

         (s) Issuer has filed or caused to be filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, except where the failure to do so would not have a Material Adverse Effect, and no tax deficiency has been determined adversely to Issuer or any of its Subsidiaries which has had (nor does Issuer have any knowledge of any tax deficiency that has been or could reasonably be asserted against Issuer or any of its Subsidiaries which is reasonably expected, individually or in the aggregate, to have) a Material Adverse Effect.


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
         (t) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, Issuer has not declared or paid any dividend on its capital stock.

         (u) Issuer maintains a system of internal accounting controls meeting the requirements of Section 13(b)(2) of the Exchange Act in all material respects.

         (v) Neither Issuer nor any of its Subsidiaries (i) is in violation of its respective charter, by-laws or other organizational documents, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, except for such defaults that would not, whether individually or in the aggregate, be reasonably expected to have a Material Adverse Effect, (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject, except for such violations that would not have a Material Adverse Effect or (iv) has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business as presently conducted, except for such failures that would not, whether individually or in the aggregate, have a Material Adverse Effect.

         (w) Neither Issuer nor any Subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

         (x) Issuer has not taken, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of Issuer to facilitate the sale or resale of the Premium Shares, except for any actions that do not constitute a violation of any law, rule, regulation or ordinance.

         (y) This Agreement has been duly authorized, executed and delivered by Issuer and constitutes a legal, valid and binding obligation of Issuer enforceable against Issuer in accordance with the terms herein.

6.  INDEMNIFICATION AND CONTRIBUTION.

         (a) Issuer (subject to the last sentence of this Section 6(a)) agrees to indemnify and hold harmless Seller and Selling Agent and each person, if any, who directly or indirectly controls either of them within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act from and against any and all losses, claims, damages, liabilities and expenses, including reasonable costs of investigation (collectively, "Claims"), arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the Claims arise out of or are based upon (x) any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with information furnished in writing to Issuer by Seller or Selling Agent or on their behalf expressly for use in connection therewith, (y) any untrue statement or omission or alleged untrue statement or omission in a Prospectus delivered to an offeree or purchaser of Premium Shares during a Selling Pause, or (z) any untrue statement or omission or alleged untrue statement


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
or omission in a Prospectus which was corrected in a subsequent Prospectus that was delivered to the indemnified party in sufficient time and in requisite quantity prior to the pertinent sales by the indemnified party. The foregoing indemnity agreement shall be in addition to any liability which Issuer may otherwise have.

         (b) If any action, suit or proceeding shall be brought against Seller or Selling Agent or any person controlling either of them in respect of which indemnity may be sought against Issuer, then Seller, Selling Agent or such controlling person shall promptly notify Issuer, and Issuer shall assume the defense thereof, including the employment of counsel and payment of all fees and expenses. Seller, Selling Agent and any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of Seller, Selling Agent or such controlling person unless (i) Issuer has agreed in writing to pay such fees and expenses, (ii) Issuer has failed to assume the defense and employ counsel, or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include Issuer and Seller, Selling Agent or such controlling person, and Seller, Selling Agent or such controlling person shall have been advised by its counsel that representation of such indemnified party and Issuer by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them, in which case Issuer shall not have the right to assume the defense of such action, suit or proceeding on behalf of Seller, Selling Agent or such controlling person. It is understood, however, that Issuer shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for Seller, Selling Agent and persons controlling either of them, which firm shall be designated in writing by Seller or Selling Agent and shall be reasonably acceptable to Issuer, and that all such fees and expenses shall be reimbursed as they are incurred. Issuer shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, Issuer agrees to indemnify and hold harmless Seller and Selling Agent, to the extent provided in the preceding subsection (a), and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

         (c) Seller and Selling Agent agree to indemnify and hold harmless Issuer, its directors, its officers who sign the Registration Statement and any person who controls Issuer within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from Issuer to Seller and Selling Agent, but only with respect to information furnished in writing by or on behalf of Seller or Selling Agent expressly for use in the Registration Statement, the Prospectus or any amendment or supplement thereto. If any action, suit or proceeding shall be brought against Issuer, any of its directors, any such officer or any such controlling person based on the Registration Statement, the Prospectus or any amendment or supplement thereto, and in respect of which indemnity may be sought against Seller or Selling Agent pursuant to this subsection (c), Seller and Selling Agent shall have the rights and duties given to Issuer by subsection (b) above (except that if Issuer shall have assumed the defense thereof Seller and Selling Agent shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at their expense), and Issuer, its directors, any such officer and any such controlling person shall have the rights and duties given to Seller and Selling Agent by subsection
(b) above. The foregoing indemnity agreement shall be in addition to any liability which Seller and Selling Agent may otherwise have.


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
         (d) If the indemnification provided for in this Section 6 is unavailable to an indemnified party under subsection (a) hereof, although applicable in accordance with its terms, in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by Issuer on the one hand and Seller and Selling Agent on the other hand from the offering of the Premium Shares, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Issuer on the one hand and Seller and Selling Agent on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by Issuer on the one hand and Seller and Selling Agent on the other shall be deemed to be in the proportion of 90% of the benefits by the Issuer and 10% of the benefits by the Seller and Selling Agent. The relative fault of Issuer on the one hand and Seller and Selling Agent on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Issuer on the one hand or by Seller or Selling Agent on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         (e) Issuer, Seller and Selling Agent agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by a pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in subsection (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 6, Seller and Selling Agent collectively shall not be required to contribute any amount in excess of the amount by which the total price of the Premium Shares obtained from sales pursuant to the Offering exceeds the amount of any damages which Seller and Selling Agent will have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (f) No indemnifying party shall, without the prior written consent of the indemnified party, which shall not be unreasonably withheld, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

         (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 6 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of Issuer set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of Seller, Selling Agent or any person controlling either of them, Issuer, its directors or officers or any person controlling Issuer, (ii) acceptance of any Premium Shares and payment therefor hereunder, and (iii) any termination of this Agreement. A successor to Seller or Selling Agent or any person controlling either of them, or to Issuer, its directors or officers or any person controlling Issuer, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 6.

7.  CONDITIONS OF CONSUMMATION.

         Seller's obligation to consummate any Call Option Transaction on its Premium Payment Date is subject to the following conditions:

         (a) The Registration Statement shall have become effective, and all filings, if any, required by Rule 424 under the Act shall have been timely made; no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of Issuer or Seller, threatened by the Commission, and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to their satisfaction.

         (b) Sellers shall have received an opinion of Morgan, Lewis & Bockius LLP, counsel for Issuer, dated the relevant Premium Payment Date and addressed to Sellers in the form heretofore approved by Sellers.

         (c) Sellers shall have received an opinion of Barbara S. Schilberg, General Counsel to Issuer, dated the relevant Premium Payment Date and addressed to Sellers, in the form heretofore approved by Sellers.

         (d) Sellers shall have received letters addressed to Sellers and dated the date hereof and the relevant Premium Payment Date from Arthur Andersen, LLP, independent certified public accountants, substantially in the forms heretofore approved by Sellers.

         (e) (i) there shall not have been any change in the capital stock of Issuer nor any material increase in the short-term or long-term debt of Issuer (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Prospectus (or any amendment or supplement thereto); (ii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of Issuer and the Subsidiaries taken as a whole; (iii) Issuer and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to Issuer and the Subsidiaries, taken as a whole, other than those reflected or referred to in the Registration Statement or the Prospectus (or any amendment or supplement thereto); and (iv) all the representations and warranties of Issuer contained in this Agreement shall be true and correct in all material respects on and as of the relevant Premium Payment Date as if made on and as of such Premium Payment Date, and Seller shall have received a certificate on the relevant Premium Payment Date dated such Premium Payment Date and signed on behalf of Issuer by the chief executive officer and the chief financial officer of Issuer (or such other officers as are acceptable to Seller), to the effect set forth in this
Section 7(e) and in Section 7(f) hereof.

         (f) Issuer shall not have failed to perform or comply with any of its agreements herein contained and required to be performed or complied with by it hereunder.

         (g) The Premium Shares shall have become eligible for quotation on the Nasdaq National Market.

         All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to Seller and its counsel.

         Any certificate or document signed by any officer of Issuer and delivered to Seller, Selling Agent or their counsel shall be deemed a representation and warranty by Issuer to Seller as to the statements made therein.

8.  EXPENSES.

         Issuer agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto), the Prospectus and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Prospectus, the Incorporated Documents, and all amendments or supplements to any of them, as may be reasonably requested for use in connection with the offering and sale of the Premium Shares; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Premium Shares, including any stamp taxes in connection with the original issuance and sale of the Premium Shares; (iv) the printing (or reproduction) and delivery of this Agreement, the preliminary and supplemental Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Premium Shares; (v) obtaining eligibility of the Premium Shares for quotation on the Nasdaq National Market; (vi) the registration or qualification of the Premium Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 3(e) hereof (including the reasonable fees, expenses and disbursements of Sellers' counsel relating to the preparation, printing or reproduction, and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification); (vii) the filing fees and the fees and expenses of Sellers' counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; and (viii) the fees and expenses of Issuer's accountants and the fees and expenses of counsel (including local and special counsel) for Issuer.

9.  EFFECTIVE DATE OF AGREEMENT.

         This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

10. TERMINATION OF AGREEMENT.

         This Agreement shall be subject to termination in Seller's absolute discretion, without liability on its part to Issuer, by notice to Issuer if before the consummation of the first Call Option Transaction (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, or the Nasdaq National Market shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York or Pennsylvania shall have been declared by either federal or state authorities, or (iii) there shall have occurred any outbreak or escalation of hostilities or other international or domestic calamity, crisis or change in political, financial or economic conditions, the effect of which on the financial markets of the United States is such as to make it, in Seller's reasonable judgment, impracticable to commence or continue the Offering. Notice of such termination may be given to Issuer by telegram, telecopy or telephone and shall be subsequently confirmed by letter.

11.  INFORMATION FURNISHED BY SELLER AND SELLING AGENT.

         The statements set forth in the second paragraph on the cover page of the Prospectus and the statements under the caption "Plan of Distribution" in the Prospectus constitute, as of the date hereof, the only information furnished by Seller or Selling Agent or on their behalf as such information is referred to in Sections 5(c) and 6 hereof.

12.  SEVERABILITY.

         If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

13.  MISCELLANEOUS.

         (a) Except as otherwise provided in Sections 3 and 10 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (i) if to Issuer, at the office of Issuer at 145 Brandywine Parkway, West Chester, PA 19380, Attention: Barbara S. Schilberg, Senior Vice President and General Counsel; (ii) if to Seller, in care of Selling Agent at its office at 222 Broadway, New York, NY 10038, Attention, Robert C. Errico, Executive Director, Legal Affairs; and (iii) if to Selling Agent, at its office at 222 Broadway, New York, NY 10038, Attention, Robert C. Errico, Executive Director, Legal Affairs.

         (b) This Agreement has been and is solely for the benefit of Sellers, Issuer, its directors and officers, and the other controlling persons referred to in Section 6 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from Seller of any of the Premium Shares in his status as such purchaser.

14.  APPLICABLE LAW; COUNTERPARTS; ENTIRE AGREEMENT.

         (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

         (b) This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

         (c) This Agreement, the Master Agreement and each Confirmation constitute the entire agreement among the parties and supersede any previous agreements or understandings with respect to the subject matter hereof and thereof.



[End of page]


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
         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                 CEPHALON, INC.  (Issuer)

                                 By:____________________________________

                                 Name:__________________________________

                                 Title:_________________________________


                                 SWISS BANK CORPORATION,
                                 LONDON BRANCH (Seller)


                                 By:____________________________________

                                 Name:__________________________________

                                 Title:_________________________________


                                 By:____________________________________

                                 Name:__________________________________

                                 Title:_________________________________


                                 SBC WARBURG INC.  (Selling Agent)


                                 By:____________________________________

                                 Name:__________________________________

                                 Title:_________________________________


                                 By:____________________________________

                                 Name:__________________________________

                                 Title:_________________________________



                                       15